SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):  October 17, 2001
                                                           ---------------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


              000-27941                                    87-0591719
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       (Commission File Number                 (IRS Employer Identification No.)


 754 East Technology Avenue, Orem, Utah                       84097
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(Address of Principal Executive Offices)                   (Zip Code)


                                  801.227.0004
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               (Registrant's Telephone Number, Including Zip Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Items.

         On October 17, 2001, Netgateway, Inc. issued the press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements. Not Applicable.
               --------------------

          (b)  Pro Forma Financial Information. Not pplicable.
               -------------------------------

          (c)  Exhibits.
               --------

                99.1     Netgateway, Inc. press release, dated October 17, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Netgateway, Inc.


Date: October 18, 2001         By: /s/  Frank C. Heyman
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                                        Frank C. Heyman, Chief Financial Officer



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